UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): APRIL 02, 2002


                              TREND MINING COMPANY
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                      0-31159                   81-0304651
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


        401 FRONT AVENUE, SUITE 1, SECOND FLOOR, COEUR D'ALENE, ID 83814
               (Address of principal executive offices, zip code)



       Registrant's telephone number, including area code: (208) 664-8095


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report


ITEM 5. OTHER EVENTS

     On April 2, 2002, Trend Mining Company (the "Company") announced that it had successfully acquired a 100% interest in the Lake Owen mineral property in Albany County, Wyoming.

     In connection with this acquisition, the Company issued a total of 1,100,000 shares of its common stock. The Company had been obligated to spend approximately $600,000 on exploratory work commitments on the property no later than July 27, 2002. The issuance of these shares of common stock satisfied the remaining work commitments resulting in full ownership of the property being vested with Trend Mining Company.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

         99.2 Press release dated April 2, 2002.


                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TREND MINING COMPANY
                                        (Registrant)



Date: April 02, 2002                    By:  /s/  John P. Ryan
                                           -----------------------------
                                           John P. Ryan
                                           Vice President and Chief Financial
                                           Officer, Secretary and Treasurer


                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   3.1         Certificate of Incorporation effective March 28, 2001,
               Certificate of Merger filed March 28, 2001.

   3.2         Bylaws adopted effective March 28, 2001.

  99.1         Press release dated April 4, 2001.

  99.2         Press release dated April 2, 2002.


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